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                                                                    Exhibit 99.2

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                                Supplemental Data

NON-PERFORMING ASSETS

                                            June 30,   December 31,
                                              2006         2005
                                            --------   ------------
                                             (dollars in thousands)
Non-accrual loans                            $18,257      $13,057
Loans 90 days or more past due and
   still accruing interest                     5,788        4,862
Restructured loans                                69           84
                                             -------      -------
      Total non-performing loans              24,114       18,003
  Other real estate                            1,911        2,147
                                             -------      -------
      Total non-performing assets            $26,025      $20,150
                                             =======      =======
As a percent of Portfolio Loans
   Non-performing loans                         0.91%        0.70%
   Allowance for loan losses                    0.92         0.90
Non-performing assets to total assets           0.76         0.60
Allowance for loan losses as a percent of
   non-performing loans                          102          128

ALLOWANCE FOR LOAN LOSSES

                                                            Six months ended
                                                                June 30,
                                             ---------------------------------------------
                                                      2006                    2005
                                             ---------------------   ---------------------
                                               Loan      Unfunded      Loan      Unfunded
                                              Losses   Commitments    Losses   Commitments
                                             -------   -----------   -------   -----------
                                                             (in thousands)
Balance at beginning of period               $23,035     $ 1,820     $24,737      $1,846
Additions (deduction)
   Provision charged to operating expense      4,379         (82)      4,240        (106)
   Recoveries credited to allowance            1,242          --         842
   Loans charged against the allowance        (4,176)         --      (4,099)
                                             -------     -------     -------      ------
Balance at end of period                     $24,480     $ 1,738     $25,720      $1,740
                                             =======     =======     =======      ======
Net loans charged against the allowance to
   average Portfolio Loans (annualized)         0.22%                   0.28%

ALTERNATIVE SOURCES OF FUNDS

                                                 June 30,                      December 31,
                                                   2006                            2005
                                      -----------------------------   -----------------------------
                                                    Average                         Average
                                        Amount      Maturity   Rate     Amount      Maturity   Rate
                                      ----------   ---------   ----   ----------   ---------   ----
                                                         (dollars in thousands)
Brokered CDs(1)                       $1,064,372   1.8 years   4.37%  $1,009,804   1.8 years   3.79%
Fixed rate FHLB advances(1)               48,448   6.0 years   5.75       51,525   6.2 years   5.65
Variable rate FHLB advances(1)            49,000   0.4 years   5.45       25,000   0.5 years   4.18
Securities sold under agreements to
   Repurchase(1)                          90,022   0.1 years   5.22      137,903   0.1 years   4.41
Federal funds purchased                  108,197       1 day   5.44       80,299       1 day   4.23
                                      ----------   ---------   ----   ----------   ---------   ----
      Total                           $1,360,039   1.6 years   4.60%  $1,304,531   1.7 years   3.96%
                                      ==========   =========   ====   ==========   =========   ====

(1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

CAPITALIZATION

                                               June 30,   December 31,
                                                 2006         2005
                                              ---------   ------------
                                                   (in thousands)
Unsecured debt                                 $  6,000     $  7,000
                                               --------     --------
Subordinated debentures                          64,197       64,197
Amount not qualifying as regulatory capital      (1,847)      (1,847)
                                               --------     --------
   Amount qualifying as regulatory capital       62,350       62,350
                                               --------     --------
Shareholders' Equity
   Preferred stock, no par value
   Common stock, par value $1.00 per share       21,862       21,991
   Capital surplus                              176,109      179,913
   Retained earnings                             55,691       41,486
   Accumulated other comprehensive income         2,852        4,869
                                               --------     --------
      Total shareholders' equity                256,514      248,259
                                               --------     --------
      Total capitalization                     $324,864     $317,609
                                               ========     ========

NON-INTEREST INCOME

                                                 Three months      Six months ended
                                                ended June 30,         June 30,
                                              -----------------   -----------------
                                                2006      2005      2006      2005
                                              -------   -------   -------   -------
                                                          (in thousands)
Service charges on deposit accounts           $ 5,031   $ 5,094   $ 9,499   $ 9,312
Mepco litigation settlement                                         2,800
Net gains (losses) on asset sales
   Real estate mortgage loans                   1,188     1,307     2,214     2,695
   Securities                                     171     1,283       171     1,251
Title insurance fees                              440       468       882       965
VISA check card interchange income                871       685     1,662     1,307
Bank owned life insurance                         401       368       793       757
Manufactured home loan origination fees and
   commissions                                    247       337       486       611
Mutual fund and annuity commissions               351       405       646       697
Real estate mortgage loan servicing               621       174     1,274     1,238
Other                                           1,524     1,185     2,956     2,374
                                              -------   -------   -------   -------
      Total non-interest income               $10,845   $11,306   $23,383   $21,207
                                              =======   =======   =======   =======

REAL ESTATE MORTGAGE LOAN ACTIVITY

                                                       Three months ended       Six months ended
                                                            June 30,                June 30,
                                                      -------------------     -------------------
                                                        2006        2005        2006       2005
                                                      --------    --------    --------   --------
                                                                     (in thousands)
Real estate mortgage loans originated                 $135,783    $186,998    $254,434   $333,960
Real estate mortgage loans sold                         73,223      95,955     133,470    183,873
Real estate mortgage loans sold with servicing
   rights released                                       8,936      11,224      16,380     21,522
Net gains on the sale of real estate mortgage loans      1,188       1,307       2,214      2,695
Net gains as a percent of real estate mortgage
   loans sold ("Loan Sale Margin")                        1.62%       1.36%       1.66%      1.47%
SFAS #133 adjustments included in the Loan
   Sale Margin                                           (0.13%)     (0.04%)      0.05%      0.01%


CAPITALIZED REAL ESTATE MORTGAGE LOAN SERVICING RIGHTS

                                                  Three months         Six months
                                                     ended               ended
                                                    June 30,            June 30,
                                               -----------------   -----------------
                                                 2006      2005      2006      2005
                                               -------   -------   -------   -------
                                                           (in thousands)
Balance at beginning of period                 $13,728   $12,255   $13,439   $11,360
   Originated servicing rights capitalized         760       824     1,394     1,579
   Amortization                                   (371)     (479)     (716)     (958)
   (Increase)/decrease in impairment reserve        11      (285)       11       334
                                               -------   -------   -------   -------
Balance at end of period                       $14,128   $12,315   $14,128   $12,315
                                               -------   -------   -------   -------
Impairment reserve at end of period                      $   432             $   432
                                                         =======             =======

NON-INTEREST EXPENSE

                                    Three months ended    Six months ended
                                         June 30,             June 30,
                                    ------------------   -----------------
                                       2006      2005      2006      2005
                                     -------   -------   -------   -------
                                                (in thousands)
Salaries                             $ 9,462   $ 8,659   $18,879   $17,038
Performance-based compensation
   and benefits                          514     1,998     2,294     4,118
Other benefits                         2,717     2,520     5,523     5,500
                                     -------   -------   -------   -------
   Compensation and employee
      benefits                        12,693    13,177    26,696    26,656
Occupancy, net                         2,513     2,103     5,281     4,341
Furniture, fixtures and equipment      1,771     1,715     3,602     3,513
Data processing                        1,485     1,247     2,889     2,390
Credit card and bank service fees      1,060       780     2,013     1,402
Advertising                            1,055     1,099     2,075     2,078
Loan and collection                    1,001     1,128     1,840     2,084
Communications                           921       908     1,979     1,984
Amortization of intangible assets        643       694     1,286     1,387
Goodwill impairment                      612                 612
Supplies                                 530       614     1,057     1,224
Legal and professional                   430       562       992     1,353
Mepco claims expense                    (100)              1,600
Other                                  2,232     2,115     3,940     3,932
                                     -------   -------   -------   -------
      Total non-interest expense     $26,846   $26,142   $55,862   $52,344
                                     =======   =======   =======   =======

AVERAGE BALANCES AND TAX EQUIVALENT RATES

                                                                  Three Months Ended
                                                                       June 30,
                                             -----------------------------------------------------------
                                                         2006                           2005
                                             ----------------------------   ----------------------------
                                               Average                        Average
                                               Balance    Interest   Rate     Balance    Interest   Rate
                                             ----------   --------   ----   ----------   --------   ----
                                                                (dollars in thousands)
Assets
Taxable loans (1)                            $2,662,414    $52,530   7.91%  $2,385,097    $43,909   7.38%
Tax-exempt loans (1, 2)                           6,577        115   7.01        6,297        116   7.39
Taxable securities                              210,785      2,797   5.32      287,792      3,561   4.96
Tax-exempt securities (2)                       248,301      4,498   7.27      255,307      4,316   6.78
Other investments                                17,359        199   4.60       17,371        123   2.84
                                             ----------    -------          ----------    -------
      Interest Earning Assets                 3,145,436     60,139   7.66    2,951,864     52,025   7.06
                                                           -------                        -------
Cash and due from banks                          52,906                         60,411
Other assets, net                               210,694                        192,126
                                             ----------                     ----------
         Total Assets                        $3,409,036                     $3,204,401
                                             ==========                     ==========
Liabilities
Savings and NOW                              $  850,491      3,077   1.45   $  878,836      1,867   0.85
Time deposits                                 1,530,668     16,266   4.26    1,180,878      8,797   2.99
Long-term debt                                    4,495         52   4.64        6,495         74   4.57
Other borrowings                                398,925      5,655   5.69      527,237      5,233   3.98
                                             ----------    -------          ----------    -------
      Interest Bearing Liabilities            2,784,579     25,050   3.61    2,593,446     15,971   2.47
                                                           -------                        -------
Demand deposits                                 277,340                        274,610
Other liabilities                                91,716                         91,157
Shareholders' equity                            255,401                        245,188
                                             ----------                     ----------
Total liabilities and shareholders' equity   $3,409,036                     $3,204,401
                                             ==========                     ==========
   Tax Equivalent Net Interest Income                      $35,089                        $36,054
                                                           =======                        =======
   Tax Equivalent Net Interest Income
      as a Percent of Earning Assets                                 4.47%                          4.89%
                                                                     ====                           ====

(1)  All domestic

(2) Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

AVERAGE BALANCES AND TAX EQUIVALENT RATES

                                                                   Six Months Ended
                                                                       June 30,
                                             -----------------------------------------------------------
                                                         2006                           2005
                                             ----------------------------   ----------------------------
                                               Average                        Average
                                               Balance    Interest   Rate     Balance    Interest   Rate
                                             ----------   --------   ----   ----------   --------   ----
                                                                (dollars in thousands)
Assets
Taxable loans (1)                            $2,632,889   $102,379   7.82%  $2,341,439   $ 85,015   7.30%
Tax-exempt loans (1, 2)                           6,237        220   7.11        7,168        238   6.70
Taxable securities                              216,082      5,645   5.27      295,994      7,253   4.94
Tax-exempt securities (2)                       251,482      9,031   7.24      249,850      8,342   6.73
Other investments                                17,398        422   4.89       17,376        335   3.89
                                             ----------   --------          ----------   --------
      Interest Earning Assets                 3,124,088    117,697   7.58    2,911,827    101,183   6.99
                                                          --------                       --------
Cash and due from banks                          54,012                         60,545
Other assets, net                               207,656                        190,418
                                             ----------                     ----------
         Total Assets                        $3,385,756                     $3,162,790
                                             ==========                     ==========
Liabilities
Savings and NOW                              $  864,533      6,065   1.41   $  880,137      3,541   0.81
Time deposits                                 1,530,228     31,249   4.12    1,137,242     16,297   2.89
Long-term debt                                    4,743        109   4.63        6,743        154   4.61
Other borrowings                                360,862      9,922   5.54      534,398     10,115   3.82
                                             ----------   --------          ----------   --------
      Interest Bearing Liabilities            2,760,366     47,345   3.46    2,558,520     30,107   2.37
                                                          --------                       --------
Demand deposits                                 276,647                        273,612
Other liabilities                                96,930                         89,765
Shareholders' equity                            251,813                        240,893
                                             ----------                     ----------
Total liabilities and shareholders' equity   $3,385,756                     $3,162,790
                                             ==========                     ==========
   Tax Equivalent Net Interest Income                     $ 70,352                       $ 71,076
                                                          ========                       ========
   Tax Equivalent Net Interest Income
      as a Percent of Earning Assets                                 4.52%                          4.91%
                                                                     ====                           ====

(1)  All domestic

(2) Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%